                                                                   EXHIBIT 10.23

                 AMENDMENT NO. 6B TO LOAN AND SECURITY AGREEMENT

        AMENDMENT NO. 6B dated as of September 19, 2002 to LOAN AND SECURITY AGREEMENT dated as of December 14, 2000 among COMFORCE CORPORATION, COMFORCE OPERATING, INC. (the "Holding Companies"), certain direct and indirect subsidiaries of the Holding Companies and UNIFORCE SERVICES, INC. (the "Other Loan Parties"), the Lenders whose signatures appear below, TRANSAMERICA BUSINESS CAPITAL CORPORATION (as successor to TRANSAMERICA BUSINESS CREDIT CORPORATION), as Co-Agent (the "Co-Agent"), THE CIT GROUP/BUSINESS CREDIT, INC., as Collateral Agent (the "Collateral Agent") and WHITEHALL BUSINESS CREDIT CORPORATION (as successor to IBJ WHITEHALL BUSINESS CREDIT CORPORATION), as Administrative Agent for the benefit of itself and the Lenders (the "Administrative Agent").

                              PRELIMINARY STATEMENT

(1) The Holding Companies, the Other Loan Parties, the Co-Agent, the Collateral Agent, the Administrative Agent, and the Lenders (as defined therein) have entered into a Loan and Security Agreement dated as of December 14, 2000, as amended by Amendment No. 1 thereto dated as of January 5, 2001, Amendment No. 2 thereto dated as of March 5, 2001, Amendment No. 3 thereto dated as of September 21, 2001, Amendments No. 4 and No. 5 thereto each dated as of December 7, 2001, Amendment No. 6 thereto dated as of May 10, 2002, and Amendment No. 6A (the "Original Amendment No. 6A") thereto dated as of August 1, 2002 (the "Original Loan and Security Agreement"; terms defined in the Original Loan and Security Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Original Loan and Security Agreement).

(2) The Loan Parties, and Lenders desire to amend the Original Loan and Security Agreement and the Original Amendment No. 6A as provided herein.

        NOW, THEREFORE, in consideration of the premises set forth herein, the Loan Parties and the Lenders hereby agree as follows:

1. Amendments to the Original Loan and Security Agreement. The Original Loan and Security Agreement is, subject to the satisfaction of the conditions referred to below, amended effective as of September 1, 2002 as follows:

        (a) in accordance with subsection 7.6(A) of the Original Loan and Security Agreement, COMFORCE Acquisition 1 Corp. has been dissolved into another Subsidiary of a Borrower and is therefore no longer an "Inactive Subsidiary" as defined therein.

        (b) the following definitions are added to subsection 1.1 of the Original Loan and Security Agreement in their respective proper alphabetical places:

                "'Amendment No. 6B' shall mean Amendment No. 6B, dated as of September 1, 2002, of this Agreement."

                "'Amendment No. 6B Effective Date' shall mean the date as of which the amendments contemplated by Amendment No. 6B become effective."

        (c) the following definitions appearing in subsection 1.1 of the Original Loan and Security Agreement are amended and restated as follows:

                "'Administrative Agent's Account' means ABA No. 211170101, Account No. 9496576 at Webster Bank, Reference: Whitehall Business Credit Corporation - Client: Comforce Corporation."

                "'Bank' means Webster Bank."

                "'Special Condition I Satisfaction Date' shall mean, the date, if any, on which Administrative Agent is satisfied that the following conditions have been satisfied in full on or prior to October 2, 2002:

                (i) the Borrowers shall have delivered to the Lenders, Administrative Agent and Collateral Agent a risk acceptance criteria presentation, in form and substance reasonably satisfactory to the Requisite Lenders and, in any event, noting specific credit procedures that COI's credit committee will follow in the analysis of prospective and/or existing Account Sellers to ensure the preservation of the Borrowers' overall credit quality in relation to Purchased Accounts and such presentation, credit policy and procedures shall have been reviewed by a third party consultant satisfactory to Administrative Agent, Collateral Agent and COI shall have implemented any recommendations of such consultant;

                (ii) Administrative Agent, Collateral Agent and the Lenders shall have received from the Borrowers a detailed report noting the amount of chargebacks outstanding for each Account Debtor and Account Seller and the amount of cash that has been applied to such chargebacks, and such report shall be acceptable to the Requisite Lenders; and

                (iii) Administrative Agent and Collateral Agent shall be satisfied that the Borrowers have installed a separate telephone line for verification of amounts owing by the account debtors in respect of Purchased Accounts."

        (d) the notice information for the Administrative Agent in subsection 10.4 of the Original Loan and Security Agreement is amended and restated as follows:

                "If to Administrative Agent:

                        WHITEHALL BUSINESS CREDIT CORPORATION
                        One State Street
                        New York, New York 10004

                        Attn: Christopher Hill
                        Telecopy No.: (212) 806-4530

                With a copy to:

                        CLIFFORD CHANCE US LLP
                        200 Park Avenue New York,
                        New York 10166-0153

                        Attn: Robert S. Finley
                        Telecopy No.: (212) 878-8375"

2. Amendments to the Original Amendment No. 6A. The Original Amendment No. 6A is, subject to the satisfaction of the conditions referred to below, amended effective as of September 1, 2002 as follows:

        (a) the "Special Condition I Non-Satisfaction Fee" in paragraph 5 of the Original Amendment No. 6A is amended and restated as follows:

        "Special Condition I Non-Satisfaction Fee. If Borrowers fail to satisfy in full the conditions specified in the definition contained in this Amendment No. 6B of "Special Condition I Satisfaction Date" on or prior to October 2, 2002, CC, COI and USI shall pay, as compensation to the Lenders for their increased risk, to the Administrative Agent for the pro rata account of the Lenders, a fee to be determined by the Requisite Lenders in an amount not exceeding $25,000."

3. Representations and Warranties. Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Lenders that:

        (a) no consent of any other person, including, without limitation, shareholders or creditors of any Loan Party is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment No. 6B;

        (b) this Amendment No. 6B has been duly executed and delivered by a duly authorized officer of each Loan Party, and constitutes the legal, valid and binding obligations of such Loan Party, enforceable against such party in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (i) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

        (c) the execution, delivery and performance of this Amendment No. 6B will not violate any law, statute or regulation applicable to any Loan Party, or any order or decree of any court or governmental instrumentality applicable to such company, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such company, including the Loan Documents.

4. Effectiveness. The foregoing amendments contained in this Amendment No. 6B to the Original Loan and Security Agreement and to the Original Amendment No. 6A shall become effective as of September 1, 2002 upon the satisfaction in full of the following conditions on a date (the "Satisfaction Date") on or before September 19, 2002:

        (a) this Amendment No. 6B shall have been executed and delivered by each Loan Party and the Requisite Lenders;

        (b) as of the Satisfaction Date, there shall be continuing no Default or Event of Default; and

        (c) the representations made by the Loan Parties herein and in the Loan Documents shall be true in all respects as of the Satisfaction Date (except as to any representation or warranty limited to a specific earlier date).

5. Governing Law. This Amendment No. 6B to the Original Loan and Security Agreement and to the Original Amendment No. 6A is being delivered in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York.

6. Counterparts. This Amendment No. 6B to the Original Loan and Security Agreement and to the Original Amendment No. 6A is being executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

7. Consent. By signing below, each Loan Party consents to the execution and delivery of this Amendment No. 6B by each other Loan Party and agrees that the obligations of such Loan Party under the Loan Documents continue in full force and effect.

8.      Miscellaneous.

        (a) All references in the Loan Documents to the "Loan and Security Agreement" and in the Original Loan and Security Agreement to "this Agreement," "hereof," "herein" or the like shall mean and refer to the Original Loan and Security Agreement as amended by this Amendment No. 6B (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

        (b) All references in the Loan Documents to the "Amendment No. 6A" and in the Original Amendment No. 6A to "this Amendment," "this Agreement," "hereof," "herein" or the like shall mean and refer to the Original Amendment No. 6A as amended by this Amendment No. 6B (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

                            [SIGNATURE PAGES FOLLOW]

        IN WITNESS WHEREOF, the Loan Parties, the Lenders, the Co-Agent, the Collateral Agent and the Administrative Agent have caused this Amendment No. 6B to the Original Loan and Security Agreement and the Original Amendment No. 6A to be executed as of the day and year first written above.

Holding Parties:           COMFORCE CORPORATION
                           COMFORCE OPERATING, INC.

Borrowers:                 BRENTWOOD OF CANADA, INC.
                           BRENTWOOD SERVICE GROUP, INC.
                           BXI NET, INC.
                           CAMELOT COMMUNICATIONS GROUP, INC.
                           CAMELOT CONTROL GROUP, INC.
                           CLINICAL LABFORCE OF AMERICA, INC.
                           COMFORCE CODING SERVICES, INC.
                           COMFORCE INFORMATION TECHNOLOGIES, INC.
                           COMFORCE TECHNICAL ADMINISTRATIVE SERVICES, INC.
                           COMFORCE TECHNICAL NW, INC. (as successor to LABFORCE
                            OF AMERICA, INC.)
                           COMFORCE TECHNICAL SERVICES, INC.
                           COMFORCE TELECOM, INC.
                           GERRI G., INC.
                           LABFORCE SERVICES OF AMERICA, INC.
                           PRO SERVICES, INC.
                           PRO UNLIMITED, INC.
                           PRO UNLIMITED SERVICES, INC.
                           SUMTEC CORPORATION
                           TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC.
                           THISCO OF CANADA, INC.
                           UNIFORCE PAYROLLING SERVICES, INC.
                           UNIFORCE PAYROLLING TRI-STATE INC.
                           UNIFORCE SERVICES, INC.
                           UNIFORCE STAFFING SERVICES, INC.

Inactive Subsidiaries:     COMFORCE ACQUISITION 1 CORP.
                           COMFORCE P-T-P SERVICES, INC.

                    [Signatures Continued on Following Page]

                   [SIGNATURE PAGE 1 OF 2 TO AMENDMENT NO. 6B]

                        For each of the foregoing corporations:

                        By:
                             ---------------------------------------------------
                             Name:
                             Title:

                        WHITEHALL BUSINESS CREDIT
                        CORPORATION (as successor to IBJ Whitehall
                        Business Credit Corporation), as Administrative Agent and Lender

                        By:
                             ---------------------------------------------------
                             Name:
                             Title:


                        Revolving Loan Commitment:
                        $17,272,727.00

                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                        as Collateral Agent and Lender

                        By:
                             ---------------------------------------------------
                             Name:
                             Title:


                        Revolving Loan Commitment:
                        $17,272,727.00

                        TRANSAMERICA BUSINESS CAPITAL
                        CORPORATION (as successor to Transamerica
                        Business Credit Corporation), as Co-Agent and
                        Lender


                        By:
                             ---------------------------------------------------
                             Name:
                             Title:


                        Revolving Loan Commitment:
                        $17,272,727.00

                    [Signatures Continued on Following Page]

                   [SIGNATURE PAGE 2 OF 2 TO AMENDMENT NO. 6B]

                        FLEET CAPITAL CORPORATION, as Lender

                        By:
                             ---------------------------------------------------
                             Name:
                             Title:


                        Revolving Loan Commitment:
                        $12,954,546.00

                        JPMORGAN CHASE BANK (formerly known as
                        The Chase Manhattan Bank), as Lender


                        By:
                             ---------------------------------------------------
                             Name:
                             Title:


                        Revolving Loan Commitment:
                        $12,954,546.00

                        LASALLE BUSINESS CREDIT, INC., as Lender


                        By:
                             ---------------------------------------------------
                             Name:
                             Title:


                        Revolving Loan Commitment:
                        $10,795,454.00

                        GUARANTY BUSINESS CREDIT
                        CORPORATION, as Lender


                        By:
                             ---------------------------------------------------
                             Name:
                             Title:


                        Revolving Loan Commitment:
                        $6,477,273.00